Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.


          Date:     March 3,1998             /s/ Tenley E. Albright, M.D.
                    -----------              -----------------------------
                                             Tenley E. Albright, M.D.




                                                                 Exhibit 24





                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:                         /s/ John W. Conway
                    -----------              -----------------------------
                                             John W. Conway





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:                              /s/ George W. Ebright
                    -----------              -----------------------------
                                             George W. Ebright





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.




          Date:     March 10,1998            /s/ L. Robert Johnson
                    -----------              -----------------------------
                                             L. Robert Johnson





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:                              /s/ William G. Little
                    -----------              -----------------------------
                                             William G. Little





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:     March 4,1998             /s/ William H. Longfield
                    -----------              -----------------------------
                                             William H. Longfield





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.


          Date:     March 9,1998             /s/ John P. Neafsey
                    -----------              -----------------------------
                                             John P. Neafsey





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:     March 5,1998             /s/ Monroe E. Trout
                    -----------              -----------------------------
                                             Monroe E. Trout





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:     March 9,1998             /s/ Anthony Welters
                    -----------              -----------------------------
                                             Anthony Welters





                                                                 Exhibit 24




                                  POWER OF ATTORNEY

               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.



          Date:     March 10,1998            /s/ J. Roffe Wike, II
                    -----------              -----------------------------
                                             J. Roffe Wike, II





                                                                 Exhibit 24




                                  POWER OF ATTORNEY


               The undersigned hereby authorizes and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 1,500,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated Key Employee Incentive Compensation Plan and all amendments and supplements thereto.


          Date:     March 9,1998             /s/ Geoffrey F. Worden
                    -----------              -----------------------------
                                             Geoffrey F. Worden